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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _______________________




                                    FORM 8-K




                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 25, 2005
                        (Date of earliest event reported)




                              HAROLD'S STORES, INC.
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             (Exact name of registrant as specified in its charter)



                          (Commission File No. 1-10892)





              OKLAHOMA                               73-1308796
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    (State or other jurisdiction        (I.R.S. Employer Identification No.)
          of incorporation)


          5919 MAPLE AVENUE
            DALLAS, TEXAS                                            75235
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(Address of principal executive offices)                           (Zip Code)

   Registrant's telephone number, including area code:       (214) 366-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         See Item 5.02 below for information with respect to compensation arrangements with the Company's acting Chief Executive Officer.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On July 25, 2005, Hugh Mullins, the Company's Chief Executive Officer, tendered his resignation as an officer and director of the Company. His last day of employment with the Company will be July 29, 2005.

         On July 29, 2005, the Company's Board of Directors appointed Leonard Snyder as acting Chief Executive Officer, pending the employment of a new chief executive officer. Mr. Snyder has been an independent director of the Company since 2000 and has been a marketing and management consultant since January 1995. He served as Chairman and Chief Executive Officer of One Price Clothing Stores, Inc. from 2001 until 2003. From 1998 to 2001, he was Non-Executive Chairman of the Board of Directors of One Price Clothing Stores, Inc. From 1987 to 1994, Mr. Snyder served as Chairman and Chief Executive Officer of Lamonts Apparel, Inc. Prior to his tenure at Lamonts, Mr. Snyder held executive positions with Allied Stores. Mr. Snyder is also a member of the Board of Directors of Paper Calmenson & Company, a diversified steel company. Mr. Snyder will receive compensation of $40,000.00 per month while serving as acting Chief Executive Officer.

         During his term of service as acting Chief Executive Officer, Mr. Snyder will relinquish his position as a member of the Audit Committee and he will be replaced on the Audit Committee during that period by William E. Haslam.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HAROLD'S STORES, INC.


                                       By: /s/ Jodi Taylor
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Date:  July 29, 2005                      Jodi Taylor, Chief Financial Officer

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